Exhibit 99.1
CONTACTS:
Tony Rossi
Financial Relations Board
213-486-6545
trossi@frbir.com
iGo Announces Sale of Folding Keyboard Intellectual Property
SCOTTSDALE, AZ, December 23, 2008 – iGo, Inc. (Nasdaq: IGOI), a leading provider of innovative portable power solutions, today announced that it has completed the sale of a portfolio of intellectual property assets related to folding keyboards to Wakisoni Investments PA, L.L.C.. iGo discontinued its folding keyboard product line earlier in 2008.
Under the terms of the transaction, iGo received $1.0 million for the portfolio of intellectual property assets and will also retain a royalty-free license for these patents.
“The proceeds from this transaction further strengthen our balance sheet,” said Michael D. Heil, President and Chief Executive Officer of iGo. “With approximately $28 million in cash and investments, and no long-term debt, we have the financial strength to support our aggressive rollout of new products in 2009 that we believe will continue the positive momentum we have built in the business over the past year.”
About iGo, Inc.
iGo, Inc., based in Scottsdale, Arizona, develops and markets universal chargers for portable computers and universal chargers for low-power devices such as mobile phones, Bluetooth® headsets, smartphones/PDAs, MP3 players, portable gaming devices, digital cameras and more. The Company’s patented tip technology enables users to power and charge hundreds of brands and thousands of models of mobile devices with a single charger through the use of interchangeable power tips. iGo’s brand offers a full line of chargers for AC-only, DC-only, or combination AC/DC, as well as battery-operated chargers. By using these revolutionary chargers and associated tips — which, in some products, enable users to power multiple devices simultaneously — mobile device users can save money and eliminate the extra weight and jumbled power cords associated with carrying multiple chargers.
iGo’s products are available at www.iGo.com as well as through leading resellers and retailers. For additional information call 480-596-0061, or visit www.igo.com.
iGo is a registered trademark of iGo, Inc. All other trademarks or registered trademarks are the property of their respective owners.
This press release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. The words “believe,” “expect,” “anticipate,” “should,” and other similar statements of expectations identify forward-looking statements. Forward-looking statements in this press release include the belief that the introduction of new products in 2009 will enable the company to continue the positive momentum in its business. These forward-looking statements are based largely on management’s

iGo, Inc.

expectations and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Risks that could cause results to differ materially from those expressed in these forward-looking statements include, among others, the loss of, and failure to replace, any significant customers; the inability of the Company’s new sales and marketing strategy to generate broader consumer awareness, increased adoption rates, or impact sell-through rates via its website; the timing and success of product development efforts and new product introductions, including internal development projects as well as those being pursued with strategic partners; the timing and success of product developments, introductions and pricing of competitors; the timing of substantial customer orders; the availability of qualified personnel; the availability and performance of suppliers and subcontractors; the ability to expand and protect the Company’s proprietary rights and intellectual property; the successful resolution of unanticipated and pending litigation matters; market demand and industry and general economic or business conditions; and other factors to which this press release refers. Additionally, other factors that could cause actual results to differ materially from those set forth in, contemplated by, or underlying these forward-looking statements are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 under the heading “Risk Factors.” In light of these risks and uncertainties, the forward-looking statements contained in this press release may not prove to be accurate. The Company undertakes no obligation to publicly update or revise any forward-looking statements, or any facts, events, or circumstances after the date hereof that may bear upon forward-looking statements. Additionally, the Company does not undertake any responsibility to update you on the occurrence of unanticipated events which may cause actual results to differ from those expressed or implied by these forward-looking statements.
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